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                                                                     EXHIBIT 4.1

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FRONT


       NUMBER                                                                            SHARES

        TTDW                                TD WATERHOUSE GROUP, INC.

                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS
                           TRANSFERABLE IN RIDGEFIELD PARK NJ OR NEW YORK, NY

COMMON STOCK                                                              CUSIP

This is to Certify that                                                        SEE REVERSE FOR CERTAIN DEFINITIONS





is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE ONE CENT ($.01) PER SHARE, OF

========================================== TD WATERHOUSE GROUP, INC. ==============================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.

  Witness the facsimile signatures of its duly authorized officers.

                                                        CERTIFICATE OF STOCK



Dated:

     Richard H. Seina                           Stephen ------                          COUNTERSIGNED AND REGISTERED
        SECRETARY                           CHIEF EXECUTIVE OFFICER                     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                        TRANSFER AGENT AND REGISTRAR

                                                                                        BY

                                                                                        AUTHORIZED SIGNATURE
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         AMERICAN BANK NOTE COMPANY
         680 BLAIR MILL ROAD
         HORSHAM, PA 19044
         (215) 657-3480
         SALES: T. MCATEER: 212-593-5700
         /NET/BANKNOTE/HOME.15/TD WATER62068
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BACK

                           TD WATERHOUSE GROUP, INC.

     THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A DESCRIPTION OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS, OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, SUCH REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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   TEN COM  - as tenants in common                UNIF GIFT MIN ACT- ________________ Custodian ___________
   TEN ENT  - as tenants by the entireties                                (Cust)                   (Minor)
   JT TEN   - as joint tenants with right                            under Uniform Gifts to Minors
              of survivorship and not as
              tenants in common                                       Act ____________________
                                                                                (State)

                 Additional abbreviations may also be used even though not set forth in the above list.

    For value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_____________________________________________________________________________________
   Please print or typewrite name and address including postal zip code of assignee
_____________________________________________________________________________________

_____________________________________________________________________________________

______________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________
Attorney to transfer such shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________


                      ______________________________________________________________
             NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                      PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                      WHATEVER.


Signature(s) Guaranteed:

_________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR, INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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